                       AMENDMENT TO FORBEARANCE AGREEMENT

      THIS AMENDMENT TO FORBEARANCE AGREEMENT, made and entered into as of the 10th day of May, 2004, by and between VIRBAC CORPORATION, a Delaware corporation ("Virbac"), PM RESOURCES, INC., a Missouri corporation ("PM Resources"), ST. JON LABORATORIES, INC., a California corporation ("St. JON"), FRANCODEX LABORATORIES, INC., a Kansas corporation ("Francodex"), VIRBAC AH, INC., a Delaware corporation ("Virbac AH,"), and DELMARVA LABORATORIES, INC., a Virginia corporation ("Delmarva," and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the "Borrowers"), and FIRST BANK, a Missouri banking corporation (the "Lender").

                                   WITNESSETH:

      WHEREAS, Borrowers and Lender have heretofore executed a Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Lender, as previously amended from time to time (as amended, the "Credit Agreement"); and

      WHEREAS, Borrowers are presently in default under such Credit Agreement and the other Security Documents and Transaction Documents as more fully set forth in that certain Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Lender (as amended, the "Forbearance Agreement;" capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Forbearance Agreement); and

      WHEREAS, Lender's agreement to forebear with respect to Borrowers' existing events of default as set forth in the Forbearance Agreement is presently set to expire on May 10, 2004, and Borrowers have requested that Lender extend such agreement to forebear; and

      WHEREAS, Borrowers and Lender desire to amend the Forbearance Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

      1. Section 1(b)(ii) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            (ii) On or before May 10, 2004, Borrowers shall pay to Lender such additional principal payments as may be necessary to reduce the amount by which Borrowers' outstanding Loans then exceeds their Borrowing Base under the Credit Agreement and the Note to $0.00, provided that prior to such payment Borrowers shall have: (A) notified Lender of the source of funds for making such repayment (which if in the form of debt must be subordinated to the Obligations in form and substance satisfactory to Lender) and (B) provided copies of any agreements to be made by any of the Borrowers with respect to obtaining such funds, all of which must be in form and substance acceptable to Lender (subject to satisfaction of such conditions, Lender agrees to waive the limitation of Sections 7.2(a) and 7.2(b) of the Credit Agreement for purposes of Borrowers incurring Indebtedness to make such payment);

      2. Section 1(b)(iii)(C) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (C) on or before July 16, 2004, the consolidated balance sheet of Borrowers and their Consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year ended as of December 31, 2003, all with consolidating disclosures and setting forth in each case, in comparative form, the figures for the previous fiscal year, together with any and all restated financial statements (balance sheets and statements of income, retained earnings and cash flows) for the fiscal years (or any periods during the fiscal years) ending December 31, 2002 and December 31, 2001, all such financial statements to be prepared in accordance with Generally Accepted Accounting Principles consistently applied and audited by and accompanied by the unqualified opinion of PriceWaterhouse Coopers.

      3. A new Section 1(b)(iii)(D) shall be added to the Forbearance Agreement immediately following Section 1(b)(iii)(C) therein as follows:

            (D) Within twenty-eight (28) days after the end of each month and in any event, simultaneously with the delivery of the preceding month's Borrowing Base Certificate, (A) an Accounts trial balance of Borrowers and their Consolidated Subsidiaries indicating which Accounts are up to 30, 31 to 60, 61 to 90 and 91 days or more past the invoice date and including, if requested by the Bank, a listing of the names and addresses of all applicable Account Debtors, (B) a summary of accounts payable of Borrowers and their Consolidated Subsidiaries showing which accounts payable are current, up to 30, 31 to 60, 61 to 90 and 91 days or more past due, with contra accounts identified therein, and including, if requested by the Bank, a listing of the names and addresses of applicable creditors, (C) an Inventory listing, with obsolete, packaging and offsite inventory noted thereon, (D) a listing of all foreign account debtors, (E) a listing of all Accounts for which the Account Debtor is a Related Party to one or more of the Borrowers, (F) any other additional schedules necessary to compute the Borrowing Base which may be required by the Bank, (G) if requested by Bank, a schedule of the current outstanding orders of the ten largest customers of the Borrowers as of the preceding month-end, and (H) a schedule of the preceding month's gross sales and net sales (after discounts and other incentives) to each customer of the Borrowers, all in form and detail reasonably satisfactory to Bank and certified as being true, correct and complete by the President or the chief financial officer of the Borrowers;

      4. Section 3(a) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (a) The Standstill Period shall commence at such time as all conditions precedent to this Agreement have occurred or have been satisfied, as provided in Section 2 hereof, and shall terminate on August 9, 2004.

      5. Section 3(b)(iv) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following Sections 3(b)(iv) and (v):

            (iv) that certain Subordination Agreement dated as of April 9, 2004 made by Virbac S. A. in favor of the Bank and acknowledged by the Borrowers (as amended or restated from time to time, the "Subordination Agreement") shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of the Subordination Agreement shall be contested or denied by Virbac S. A., or if Virbac S. A. shall deny that it has any further liability or obligation under the Subordination Agreement or if any repayment of any of the Subordinated Indebtedness (as defined in such Subordination Agreement) except to the extent any such repayments constitute "Permitted Payments" (as defined in such Subordination Agreement); and

            (v) the payment by Borrowers of all of the Obligations to Lender.

      6. The lead-in paragraph to Section 4 on page five of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

            4. Amendments to the Credit Agreement and the other Transaction Documents.

            Provided an event of termination as defined in Section 3(b) above does not then exist or would not be created thereby or any event which, after notice or lapse of time or both should constitute such an event of termination, does not then exist, Lender shall continue to make advances to the Borrower under the terms of the Credit Agreement and the Note subject to the following amendments to the Credit Agreement and the Note:

With such revision to the lead-in paragraph to Section 4, and notwithstanding the termination of the Bank's obligation to make any new Loans to any of the Borrowers from and after March 1, 2004 as set forth in Paragraph 1 of the Seventh Amendment to Credit Agreement and Amendment to Note dated as of March 1, 2004 made by and among Borrowers and Bank, subject to the terms of the Credit Agreement (as amended by Sections 4(a) through 4(j) of the Forbearance Agreement (as herein amended)), Bank will again make new Loans to Borrowers (provided that an event of termination as defined in Section 3(b) of the Forbearance Agreement does not then exist or any event which, after notice or lapse of time or both would constitute such an event of termination, does not then exist) up to the lesser of $20,000,000.00 or the then current Borrowing Base.

      7. Section 4(b) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (b) Amendment to Consolidated Net Worth Covenant. Section 7.1(i)(i) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:.

            (i) Maintain a minimum Consolidated Net Worth at all times during the Term hereof of not less than the sum of: (A) the lesser of (1) $27,500,000.00 or (2) the December 31, 2003 Net Worth reflected on Borrowers' audited Consolidated financial statements, plus (B) Seventy-Five Percent (75%) of the Consolidated Net Income of Borrowers (with no deductions for any consolidated losses for any such month) shown on Borrowers' monthly consolidated financial statements for each month, commencing with the fiscal month ending April 30, 2004, such required increases to be cumulative from month to month;

      8. A new Section 4(d) shall be added to the Forbearance Agreement immediately following Section 4(c) therein as follows:

            (d) The third paragraph beginning with the word "WHEREAS" on the first page of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  WHEREAS, Borrowers, including Virbac AH, Francodex and
            Delmarva which have been added as parties to the credit facilities, have requested that the aggregate amount thereof be amended to an aggregate principal amount of up to Twenty Million Dollars ($20,000,000.00) and otherwise amended on the terms and conditions set forth herein, with such loans to mature on August 9, 2004; and

      9. A new Section 4(e) shall be added to the Forbearance Agreement immediately following Section 4(d) therein as follows:

            (e) Section 1 of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  The "Term" of this Agreement shall commence on the date hereof and shall end on August 9, 2004, unless earlier terminated upon the occurrence of an Event of Default under this Agreement or upon an event of termination as defined in Section 3(b) of that certain Forbearance Agreement dated as of April 9, 2004 made by and among Borrowers and Lender, as amended.

      10. A new Section 4(f) shall be added to the Forbearance Agreement immediately following Section 4(e) therein as follows:

            (f) The definition of "Eligible Accounts" in Section 2 of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  Eligible Accounts shall mean all Accounts other than: (a)
            Accounts which remain unpaid for more than ninety (90) days after their invoice dates and Accounts which are not due and payable within ninety (90) days after their invoice dates; (b) Accounts owing by a single Account Debtor, including a currently scheduled Account, if ten percent (10%) or more of the balance owing by said Account Debtor upon said Accounts is ineligible pursuant to clause
            (a) above; (c) Accounts owing by a single Account Debtor, including a currently scheduled Account, to the extent the balance owing by said Account Debtor upon its Accounts exceeds Thirty Percent (30%) of the then outstanding amount of Borrowers' total Accounts); (d) Accounts with respect to which the Account Debtor is a shareholder or partner of any of the Borrowers or a Related Party of any of the Borrowers; (e) Accounts with respect to which payment by the Account Debtor is or may be conditional; (f) Accounts with respect to which the Account Debtor is not a resident or citizen of or otherwise located in the continental United States of America; (g) Accounts with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof unless such Accounts are duly assigned to Bank in accordance with all applicable governmental and regulatory rules and regulations (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable) so that Bank is recognized by the Account Debtor to have all of the rights of an assignee of such Accounts; (h) Accounts with respect to which any of the Borrowers is or may become liable to the Account Debtor for goods sold or services rendered by such Account Debtor to any such Borrower; (i) Accounts with respect to which the goods giving rise thereto have not been shipped and delivered to and accepted as satisfactory by the Account Debtor thereof or with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the Account Debtor thereof; (j) Accounts which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than five (5) days after the shipment and delivery to and acceptance by said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto; (k) Accounts arising from a "sale on approval" or a "sale or return;"
            (l) Accounts as to which Bank, at any time or times hereafter, determines, in good faith, that the prospects of payment or performance by the Account Debtor is or will be impaired; (m) Accounts of an Account Debtor to the extent, but only to the extent, that the same exceed a credit limit determined by Bank in its discretion, at any time or times hereafter; (n) Accounts with respect to which the Account Debtor is located in the State of New Jersey or the State of Minnesota; provided, however, that such restriction shall not apply if such Borrower (i) has filed and has effective (A) in respect of Account Debtors located in the State of New Jersey, a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year or (B) in respect of Account Debtors located in the State of Minnesota, a Minnesota Business Activity Report with the Minnesota Department of Revenue for the then current year, as applicable, or (ii) is otherwise exempt from such reporting requirements under the laws of such State(s); (o) Accounts which are not subject to a first priority perfected security interest in favor of Bank; and (p) Accounts which have been factored by any of the Borrowers.

      11. A new Section 4(g) shall be added to the Forbearance Agreement immediately following Section 4(f) therein as follows:

            (g) Section 3.1(a) of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (a) Revolving Credit Loans. Subject to the terms and
            conditions hereof, during the Term of this Agreement, Bank hereby agrees to make such loans (individually, a "Loan" and collectively, the "Loans") to Borrowers, jointly and severally, as any of the Borrowers may from time to time request pursuant to Section 3.2 and in Bank's discretion, to issue Letters of Credit for the account of the Borrowers, or any of them, upon any Borrower's execution of a Letter of Credit Application therefor pursuant to Section 3.3 (subject to Bank's approval of the form of the Letters of Credit requested to be issued). The maximum aggregate principal amount of Loans plus the face amount of issued and outstanding Letters of Credit which Bank, cumulatively, may be required to have outstanding hereunder at any one time shall not exceed the lesser of Twenty Million Dollars ($20,000,000.00) (the "Bank's Commitment"), or (ii) the Borrowing Base (as hereinafter defined). Subject to the terms and conditions hereof, Borrowers may jointly and severally borrow, repay and reborrow such sums from Bank, provided, however, that the aggregate principal amount of all Loans outstanding hereunder plus the face amount of Letters of Credit issued and outstanding hereunder at any one time shall not exceed the lesser of the Bank's Commitment or the then current Borrowing Base.

      Contemporaneously with the execution of that certain Amendment to Forbearance Agreement dated as of May 10, 2004 (amending this Agreement), Borrowers shall execute and deliver to Bank a Note of Borrowers dated as of May 10, 2004 and payable jointly and severally to the order of Bank in the original principal amount of Twenty Million Dollars ($20,000,000.00) in the form attached as Exhibit B to such Amendment to Forbearance Agreement and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Note"). All references in the Credit Agreement, this Agreement, the Security Documents and the other Transaction Documents to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit B.

      12. A new Section 4(h) shall be added to the Forbearance Agreement immediately following Section 4(g) therein as follows:

            (h) Section 3.1(c) of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (c) Borrowing Base. For purposes of computing the amount of the Loans available under this Section 3.1, the "Borrowing Base" shall mean the sum of:

                        (i) Seventy-Five Percent (75%) of the face amount of
            Eligible Accounts of each of the Borrowers, plus

                        (ii) Fifty Percent (50%) of the Eligible Inventory of
            each of the Borrowers, not to exceed, however, the then current amount calculated under clause (i) of this Section 3.1(c); plus

                        (iii) an amount determined by Lender as the loan value
            of Borrowers' fixed assets, which amount shall be deemed to be $9,562,400.00.

      13. A new Section 4(i) shall be added to the Forbearance Agreement immediately following Section 4(h) therein as follows:

                  (i) Section 3.1(d) of the Credit Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (d) Borrowing Base Certificate. Borrowers shall deliver to
            Bank on the twenty-eighth (28th) day of each month, commencing in the month of May, 2004, a borrowing base certificate in the form of Exhibit A attached to the Amendment to Forbearance Agreement dated as of May 10, 2004 made by and among Borrowers and the Bank (the "Forbearance Agreement Amendment") and incorporated herein by reference (a "Borrowing Base Certificate") setting forth:

                        (i) the Borrowing Base and its components as of the end
            of the immediately preceding month;

                        (ii) the aggregate principal amount of all outstanding
            Loans and the aggregate face amount of all issued and outstanding Letters of Credit; and

                        (iii) the difference, if any, between the Borrowing Base
            and the aggregate principal amount of all outstanding Loans plus the aggregate face amount of all issued and outstanding Letters of Credit.

            The Borrowing Base shown in such Borrowing Base Certificate shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to Bank, at which time the Borrowing Base shall be the amount shown in such subsequent Borrowing Base Certificate. Each Borrowing Base Certificate shall be certified (subject to normal year-end adjustments) as to truth and accuracy by the President, principal financial officer or controller of each of the Borrowers.

All references in the Credit Agreement, the Forbearance Agreement and the other Transaction Documents to the "Borrowing Base Certificate" and other references of similar import shall hereafter be amended and deemed to refer to a Borrowing Base Certificate in the form of the Borrowing Base Certificate, as amended and restated in the form attached hereto as Exhibit A.

      14. A new Section 4(j) shall be added to the Forbearance Agreement immediately following Section 4(i) therein as follows:

                  (j) Section 3.16 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                        3.16 Maturity. All Loans not paid prior to August 9,
                  2004, together with all accrued and unpaid interest thereon, shall be due and payable on August 9, 2004 (the "Maturity Date").

      15. Section 5(b) of the Forbearance Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (b) Borrowers covenant and agree that they will promptly furnish to Lender any additional financial or other information as Lender may reasonably request from time to time in order to assess the progress of Borrowers' ability to repay or refinance all of the Obligations on or before August 9, 2004, to verify Borrowers' compliance with this Agreement, or to ascertain whether any event of termination of the Standstill Period has occurred;

      16. Borrowers hereby agrees to reimburse Lender, upon demand, for all out-of-pocket costs and expenses, including reasonable legal fees and expenses of the attorneys for the Lender incurred by Lender in the preparation, negotiation and execution of this Amendment to Forbearance Agreement and all other documents, instruments and agreements relating to this Amendment to Forbearance Agreement with Lender.

      17. In consideration of the amendments made by Bank hereunder, Borrowers shall jointly and severally pay to Bank on the date hereof an amendment fee in the amount of $40,000.00, which fee shall be fully earned by Bank on the date hereof.

      18. The amendments set forth herein are expressly conditioned upon the following:

            (a) Execution and delivery by Borrowers of this Amendment to Forbearance Agreement and of the amended and restated Revolving Credit Note in the form attached hereto as Exhibit B;

            (b) Repayment by the Borrowers of the amount by which Borrowers' outstanding Loans then exceeds their current Borrowing Base under the Credit Agreement and the Note, which amount totals $295,331.00 as of the date hereof;

            (c) Payment by the Borrowers of the amendment fee described in Paragraph 17 above;

            (d) Execution and delivery by Bank One, NA of a Consent of Participant, in form and substance acceptable to Bank, consenting to the terms of this Amendment; and

            (e) Execution and delivery of such other agreements and other documents reasonably requested by Lender to complete the transactions contemplated herein.

      19. Borrowers hereby represents and warrants to Lender that:

            (a) The execution, delivery and performance by Borrowers of this Amendment to Forbearance Agreement are within the corporate powers of the Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Amendment to Forbearance Agreement do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrowers are not now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of any of the Borrowers, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject (other than the existing defaults under the Credit Agreement and the other Transaction Documents described herein above); and

            (b) This Amendment to Forbearance Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      20. Borrowers hereby releases Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lender occurring at any time prior to the execution of this Amendment to Forbearance Agreement, with respect to Borrowers, the Credit Agreement, the Note, any of the Security Documents or the Forbearance Agreement.

      21. All references in the Forbearance Agreement to "this Forbearance Agreement," "this Agreement" and any other references of similar import shall henceforth mean the Forbearance Agreement as amended by this Amendment to Forbearance Agreement.

      22. This Amendment to Forbearance Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of its rights or obligations hereunder.

      23. This Amendment to Forbearance Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

      24. In the event of any inconsistency or conflict between this Amendment to Forbearance Agreement and the Forbearance Agreement, the terms, provisions and conditions of this Amendment to Forbearance Agreement shall govern and control.

      25. The Forbearance Agreement, as hereby amended and modified, is and shall remain the binding obligation of the Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any principal, interest or other amount due under the Forbearance Agreement or under the Note of Borrowers, as modified pursuant hereto, shall not be paid when due, the Lender shall be entitled to and may exercise all rights and remedies under the Forbearance Agreement, such Note and as otherwise provided by law.

      26. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND LENDER FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT, AS AMENDED BY THE FORBEARANCE AGREEMENT AND THIS AMENDMENT TO FORBEARANCE AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND LENDER EXCEPT AS BORROWERS AND LENDER MAY LATER AGREE IN WRITING TO MODIFY. THE CREDIT AGREEMENT, AS AMENDED BY THE FORBEARANCE AGREEMENT AND THIS AMENDMENT TO FORBEARANCE AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

      IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above effective as of the 10th day of May, 2004.

                                       Borrowers:

                                       VIRBAC CORPORATION
                                       PM RESOURCES, INC.
                                       ST. JON LABORATORIES, INC.
                                       VIRBAC AH, INC.
                                       FRANCODEX LABORATORIES, INC.
                                       DELMARVA LABORATORIES, INC.

                                       By: /s/ David G. Eller
                                          _____________________________________
                                           David G. Eller, President

                                       Lender:

                                       FIRST BANK

                                       By /s/ Traci Dodson
                                         ______________________________________
                                          Traci Dodson, Vice President

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

                             AS OF ________________

      Pursuant to the Credit Agreement dated September 1999 and thereafter amended among Virbac Corporation ("Borrower) and First Bank ("Bank"), Borrower hereby warrants to Bank that as of the date indicated above, the information in this report is true and correct and that the total eligible accounts and eligible inventory referred to herein qualify per terms of the Credit Agreement. Borrower further represents and warrants to Bank that as of this date Borrower is in full compliance with all of its obligations under the Credit Agreement and all other Loan Documents and is not in default of any term or provision hereof or thereof.

1.  ELIGIBLE ACCOUNTS RECEIVABLE

Total Accounts Receivable per attached aging of same date as this report hereof       _______________

less: Accounts more than 90 days from date of invoice                                 _______________
less: Credits aged greater than 90 days from date of invoice and included above       _______________

less: Accounts ineligible due to 10% taint                                            _______________
less: That portion of Accounts due from any Account Debtor that exceed 30% of Total
Accounts Receivable                                                                   _______________
less: Accounts due from any Account Debtor that is a shareholder, partner or
related party of Borrower                                                             _______________

less: Rebate Accruals and Credit/Return Reserves                                      _______________
less: Accounts due from any Account Debtor located outside the continental United
States of America                                                                     _______________
less: Accounts for which Borrower is liable to Account Debtor for goods sold or
services provided by Account Debtor                                                   _______________

less: Other ineligible accounts per Credit Agreement                                  _______________

TOTAL ELIGIBLE ACCOUNTS RECEIVABLE:                                                                      $_______________

2.  ELIGIBLE INVENTORY

Total Inventory per attached inventory listing of same date as this report hereof   _______________

less: Work in process                                                               _______________

less: Obsolete inventory                                                            _______________

less: Consignment inventory                                                         _______________

less: Inventory not maintained at one of the locations provided in the Security
Agreements                                                                          _______________
less: Inventory not usable or saleable, at prices not less than standard cost, to
include packaging supplies                                                          _______________

less: Other ineligible inventory per Credit Agreement                               _______________

     TOTAL ELIGIBLE INVENTORY:                                                                           $_______________

3. BORROWING BASE

Total Eligible Accounts Receivable * 75%                                            _______________
Total Eligible Inventory * 50% (not to exceed Accounts Receivable Borrowing Base
above)                                                                              _______________

Loan Value of Fixed Assets (not to exceed $9,562,400)                               _______________

      TOTAL BORROWING BASE:                                                                              $_______________

4. LOAN AMOUNT

Lesser of Borrowing Base or Bank's Commitment ($20,000,000)                     _______________

less: Outstanding Loan Balance                                                  _______________

less: Issued and Outstanding Letters of Credit                                  _______________

      TOTAL ADVANCES AVAILABLE:                                                                          $_______________

VIRBAC CORPORATION

By:    ________________________

Title: ________________________

Date:  ________________________

                                    EXHIBIT B

                              Revolving Credit Note

$20,000,000.00                                               St. Louis, Missouri
                                                                    May 10, 2004

      FOR VALUE RECEIVED, on August 9, 2004 (or such subsequent anniversary thereof as determined pursuant to Section 3.16 of the Loan Agreement (hereinafter identified)), the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation, VIRBAC AH, INC., a Delaware corporation and DELMARVA LABORATORIES, INC., a Virginia corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Twenty Million Dollars ($20,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed the lesser of (i) Twenty Million Dollars ($20,000,000.00), or
(ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

      Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section 3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

      All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 135 North Meramec, Clayton, Missouri 63105, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

      Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

      This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

      This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON

Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank and by that certain Security Agreement dated as of September ___, 2003 executed by Delmarva Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the "Security Agreements"), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

      This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank and by that certain Deed of Trust and Security Agreement dated September 3, 2003 executed by Virbac Corporation in favor of David F. Weaver, as trustee for Bank (as the same may from time to time be amended, the "Deeds of Trust"), to which Deeds of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

      This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "Pledge Agreements"), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

      This Note is also secured by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac Corporation in favor of Bank, by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac AH, Inc. in favor of Bank and by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Delmarva Laboratories, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "IP Security Agreements "), to which IP Security Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

      If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deeds of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

      In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, any of the Deeds of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

      This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

      This Revolving Credit Note is a renewal, restatement and continuation of the obligations due Bank as evidenced by a Revolving Credit Note dated September 3, 2003 from Borrower payable to the order of Bank in the maximum principal amount of $30,000,000.00 (the "Prior Note"), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

                                    VIRBAC CORPORATION

                                    By: /s/ David G. Eller
                                       ________________________________________
                                        David G. Eller, President

                                    PM RESOURCES, INC.

                                    By: /s/ David G. Eller
                                       ________________________________________
                                        David G. Eller, President

                                    ST. JON LABORATORIES, INC.

                                    By: /s/ David G. Eller
                                       ________________________________________
                                        David G. Eller, President

                                    VIRBAC AH, INC.

                                    By: /s/ David G. Eller
                                       ________________________________________
                                        David G. Eller, President

                                    FRANCODEX LABORATORIES, INC.

                                    By: /s/ David G. Eller
                                       ________________________________________
                                        David G. Eller, President

                                    DELMARVA LABORATORIES, INC.

                                    By: /s/ David G. Eller
                                       ________________________________________
                                        David G. Eller, President